UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Emerging Markets Local Currency Bond Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Returns for international bonds were mixed in 2011 against a background of heightened volatility. The latter half of the year was particularly challenging as the ongoing European debt crisis and signs of slower global economic growth caused investors to shed risk in favor of safe-haven assets. Government bonds issued by non-U.S. developed markets rose on the whole, but Europe was an obvious exception as returns were held back by the failure of policymakers to adequately address the Continent’s long-term debt problems. Emerging markets bonds outpaced developed market debt—a testament to their generally healthy fiscal positions and better growth prospects relative to developed markets. Strong performance in local currency bond markets was offset by the depreciation of most emerging market currencies versus the U.S. dollar.

MARKET ENVIRONMENT

The global economic recovery continued to unfold in 2011, although the pace of growth slowed overall. Among developed markets, U.S. growth was less than robust but proved far more resilient than many experts had expected. The domestic recovery continued despite multiple shocks, including the acrimonious political debate over the U.S. debt ceiling, the ongoing European debt crisis, political and social unrest in key oil-producing nations in the Middle East and North Africa, and slowing growth in China and other key emerging markets. The eurozone edged toward recession as policymakers failed to resolve or even effectively contain the Continental debt crises. However, German government bonds benefited from their status as the premium lower-risk asset in Europe and performed well, as did highly rated non-eurozone sovereigns from the UK, Denmark, Sweden, and Norway. Except for the Japanese yen, all major developed market currencies depreciated against the U.S. dollar over the year, eroding returns in dollar terms. Investment-grade corporate bonds were volatile, rising steadily in the first half of the year before experiencing a broad third-quarter sell-off as the eurozone debt crisis intensified. They recovered somewhat in the fourth quarter and closed the year with modest gains. European high yield bonds lost ground for the year amid widespread negative investor sentiment.

Dollar-denominated emerging markets bonds outpaced developed market debt by a wide margin as investors were attracted to the superior fundamentals of the asset class versus developed markets. Emerging markets debt denominated in local currencies performed well in local currency terms. However, this strong performance was offset by broad-based currency depreciation against the U.S. dollar as investors favored the relative safety of dollar-denominated assets.

INTERNATIONAL BOND FUND

As shown in the Performance Comparison table, the International Bond Fund gained 2.63% for the 12 months ended December 31, 2011, but declined 2.77% over the closing six months. The fund narrowly trailed its Lipper peer group average over both periods and lagged the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index by a slightly wider margin. Country and duration selection added modestly to results over the year, but this was not enough to overcome weakness in our active currency selection, sector and security selection, and allocations to below investment-grade securities. (Returns for the fund’s Advisor Class shares varied slightly due to their different fee structure.)

Underweight duration positions in peripheral European government debt helped performance as these securities mostly lagged German government bonds, in which we have an overweight relative to the benchmark. An underweight allocation to Canadian government bonds weighed on results as these bonds closely tracked the strong performance of U.S. Treasuries, particularly in the second half of the year as risk aversion increased. Overall, we expect low yields and negative real yields in some regions to persist for some time, and we recently lengthened our duration—making it more sensitive to changes in interest rates—but remain shorter than our benchmark. We reduced our exposure to peripheral European debt by eliminating our lone Irish government bond and we trimmed our Spanish and Italian debt. We currently have no exposure to Ireland or Portugal and have significant underweights to Italy and Spain. Government bonds currently appear expensive, and we have underweight allocations to Canada and the eurozone. Among Asian markets, we are underweight Japan and overweight Malaysia. We like longer-dated bonds in Brazil and Mexico as part of our broader focus on the relative health of emerging markets over the long term.

Active currency selection weighed on returns. An underweight exposure to the euro and an overweight allocation to the Norwegian krone enhanced returns for the year. However, these benefits were not enough to overcome weakness from the Mexican peso and other emerging market local currencies, whose value declined sharply in September as investors once again grew cautious. We reduced risk in our currency allocations late in the period, trimming exposure to the British pound and Swedish krona. We retained a focus on the Norwegian krone, funded by our lack of exposure to the euro. We favor the Mexican peso over a weakening U.S. dollar. Over the long term, emerging market currencies should continue to strengthen versus the U.S. dollar and euro as developed markets struggle with burdensome debt challenges.

Sector and security selection also hampered results during the year. An overweight allocation and adverse security selection in investment-grade European corporate bonds detracted significantly amid heightened uncertainty surrounding the European debt crisis, particularly over the second half of the year. However, an underweight to European securitized and government-related bonds was modestly positive. We reduced our focus on European investment-grade corporate bonds in light of widening yield spreads—the difference between yields of higher- and lower-quality bonds—but remain overweight. Within financials, we continue to favor U.S. and UK banks over European banks as they are more likely to be insulated somewhat from the European debt crisis.

Allocations to sub-investment-grade emerging markets local currency government bonds modestly benefited results. European high yield and emerging markets U.S. dollar-denominated corporate bonds detracted significantly in the second half of the year as riskier assets came under pressure. As part of a risk reduction strategy, we trimmed our exposure to European high yield bonds over the quarter. However, we maintain allocations to both European high yield and dollar-denominated emerging markets corporate bonds, where we see a mismatch between fundamentals and current yields.

EMERGING MARKETS BOND FUND

As shown in the Performance Comparison table, strong performance in the first half of the year helped the Emerging Markets Bond Fund gain 3.47% for the 12 months ended December 31, 2011. The fund outpaced its Lipper peer group average but lagged the J.P. Morgan Emerging Markets Bond Index Global. Our exposure to emerging market corporate debt weighed heavily on returns over the second half of the year as risk appetite declined amid concerns over the broader impact of the European debt crisis and slowing global economic growth. Investors rotated into the perceived safety of larger sovereign issuers such as Brazil and Mexico, where our underweight allocation also hurt returns. On a positive note, our relative lack of exposure to several troubled countries, including Belarus and Egypt, benefited returns. Our exposure to Venezuelan sovereign bonds also aided results as elevated oil prices and improved prospects for regime change contributed to heightened investor interest.

We trimmed our allocation to corporate debt after a December rally in many of our positions, including the Chinese property sector, which benefited from improved prospects for a soft economic landing. Despite recent volatility, our long-term conviction in the sector remains firm given favorable urbanization trends and a high savings rate. The remainder of our corporate allocation is spread across companies that stand to benefit from growing domestic demand from the emerging market consumer, particularly in Brazil, Russia, China, India, and Mexico. We recently added to our position in General Shopping, a Brazilian shopping mall operator that stands to benefit from rising local consumption trends and low vacancy rates. Given heightened tensions in major oil producers such as Iran, Russia, Kazakhstan, and Iraq, we also recently added to select western oil-related companies that enjoy strong government support, including Petroleos de Venezuela, Petroleos Mexicanos (Pemex), and Petrobras in Brazil. These companies are removed from the unrest in the Middle East and North Africa but stand to benefit from potential oil price increases. Despite the recent volatility, the fundamentals of emerging market corporate debt compare favorably to developed market companies, and we believe strongly that it will outperform over the coming years. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continued to reduce our local markets allocation during the period. Inflationary pressures have eased, and many emerging markets have started to cut interest rates in order to safeguard economic growth. However, weakening currencies versus the U.S. dollar have muted the return potential. We continue to maintain conviction in select markets, however, most notably in Mexico and Brazil. Mexico continues to enjoy relatively benign inflation expectations, while Brazil offers the highest real interest rates in the world.

The choice to invest in local debt and the respective currency in which that debt is issued are separate and distinct decisions made by the portfolio manager. Although bouts of risk aversion are likely in the first half of 2012, we expect risk appetite to increase in the second half of the year as global headwinds abate or become priced into the market, and we may add to select currencies on weakness, such as the Colombian peso and Chilean peso.

In terms of region and country positions, our overweight in Eastern Europe stems largely from our focus on Russia. The country maintains a robust growth outlook, led by consumer activity, lower inflation, and an ongoing resumption in lending activity. Additionally, Russia stands to benefit from its upcoming membership in the World Trade Organization, which should boost long-term growth prospects and improve regulatory discipline. We further anticipate that this major oil exporter will continue to benefit from elevated oil prices. We also favor the Ukraine, where our exposure is spread across sovereign, quasi-sovereign, and corporate debt markets. Importantly, we are significantly underweight troubled Eastern European countries exposed to high contagion risks from the deteriorating eurozone economy, including Belarus, Croatia, and Hungary.

Our exposure to inflation-linked debt in Latin America helped relative performance in the fourth quarter. Despite reduced inflationary pressure in the latter part of 2011, we expect current inflation levels to persist and that inflation is likely to rise again in 2012. Brazil continues to be the largest overweight position in our portfolio, and our holdings include external, local, and corporate debt. Brazil has a healthy reserve position, a diverse mix of commodity exports, and strong domestic demand. We continue to find value in corporations that stand to profit from Brazil’s growing middle class.

EMERGING MARKETS LOCAL CURRENCY BOND FUND

The Emerging Markets Local Currency Bond Fund fell 9.58% over the six-month period ended December 31, 2011, and returned -8.36% since its inception on May 26, 2011. (Returns for the fund’s Advisor Class shares varied slightly due to a different fee structure.) The fund trailed its Lipper peer group average for the closing six months, and lagged the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified over both periods. The fund underperformed the benchmark since inception in May. Currency selection, country and duration positioning, and sector and security selection detracted from returns versus the index.

Strategy Review

Profound structural reforms have bought greater political and economic stability to many emerging markets. Heightened monetary and fiscal discipline has helped tame inflation, lessening the need to issue bonds in hard foreign currencies like the U.S. dollar, euro, and yen. As a result, an increasing number of countries now issue debt denominated in their local currencies, offering high credit quality and broad geographic diversification.

The asset class offers several benefits. Since interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies, U.S. investors can benefit from potentially higher yields than those available in the domestic market. Additionally, investors are frequently attracted by the ability to diversify their portfolio’s currency exposure away from the U.S. dollar, yen, and euro into currencies that benefit from stronger economic growth rates.

Leveraging the knowledge and experience gained through 25 years of managing non-U.S. bond portfolios, our team of investment professionals has adopted a multi-step management process for the Emerging Markets Local Currency Bond Fund:

  A rigorous analysis of valuation measures, trading conditions, and the economic and political environment helps to develop a deep understanding of local markets.

  An in-depth risk/return profile of countries and currencies helps to identify the most attractive investment opportunities.

  A detailed asset allocation model includes the calibration of country and currency positions based on market opportunities and the need for diversification.

  Individual securities are carefully screened and selected, with close consideration given to the execution of best-price trades and compliance with established risk parameters.

Investing in emerging local market debt is certainly not without risk, including the currency and political risks unique to international investing. However, we believe the Emerging Markets Local Currency Bond Fund offers an attractive investment opportunity for investors seeking a combination of current income, capital appreciation, and greater diversification for their fixed income investments and who can accept the volatility inherent in the asset class.

Currency selection weighed on results, with the largest detractor being an overweight allocation to the South Korean won versus the Japanese yen as the latter benefited from its safe-haven status. Our preference for the Mexican peso over the U.S. dollar also hurt results. Currency selection in the Europe, Middle East, and Africa (EMEA) region was beneficial, however, and was driven by an off-benchmark allocation to the U.S. dollar funded by a short position in the euro. An overweight allocation to the euro versus the Hungarian forint, which was particularly weak over the closing three months, also helped performance.

Country and duration positions also detracted from results. Much of the negative impact stemmed from implementation costs, particularly from taxes imposed on foreign bond investments in a number of emerging markets. Country selection in Latin America hindered returns overall, but overweight allocations to Brazil, Peru, and Mexico helped performance. In Asia, performance detraction came from underweight allocations to Thailand and Indonesia as these markets experienced strong performance. In the EMEA region, an overweight allocation to Turkey and an underweight to Poland were the largest detractors. An underweight to Hungary proved beneficial as Hungary was the only bond market to decline over the period.

Sector and security selection were also negative. Exposure to Brazilian real-denominated supranational bonds and U.S. dollar-denominated emerging markets corporate bonds were the two largest detractors.

OUTLOOK

Among developed markets, the U.S. economy has shown surprising resilience in the face of macroeconomic uncertainty stemming from the eurozone debt crisis and decelerating growth in major emerging markets. Nonetheless, we continue to expect a recession and financial strains in the eurozone to contribute to a slowdown in the U.S. in the months ahead. The European economy is likely to deteriorate due to stress in the banking system and ongoing fiscal tightening, with expected gross domestic product growth between -0.5% and -1.0% for 2012. The outlook for growth in the second half of 2012 depends largely on whether or not policymakers take decisive action to resolve the Continent’s long-term debt problems. The Japanese economy continues to recover from the impact of the earthquake and tsunami last March. Domestic demand and exports have improved, though capital expenditures are still weak, and recent export data to Europe have been somewhat disappointing.

Short-term weakness emanating from global growth concerns may provide an attractive entry point into emerging market bonds, as emerging markets debt remains well supported by solid fundamental and technical characteristics. Although the asset class remains vulnerable to global macroeconomic instability stemming from developed markets in the near term, longer-term drivers remain very supportive of emerging markets debt. More specifically, we expect risks will begin to ease in the second half of the year as a modest U.S. recovery and soft economic landing in China become more entrenched. Capital inflows have been reinforced by the continued fundamental deterioration of developed markets, most notably in Europe, combined with improved credit profiles among emerging countries. We believe this convergence is precipitating a long-term shift in investor preference toward emerging markets debt.

Overall, the global growth outlook has become modestly more positive, helped by better-than-expected data from the U.S. While a recession in Europe is now fully priced into bond markets, investors remain uncertain when it comes to China. Decreased commodity prices, coupled with erosion in exports to regions like Europe, have led many forecasters to downgrade inflation expectations in emerging market countries. While this supports local currency emerging market bonds, it may restrict the appreciation potential of emerging market currencies in the short term. In below investment-grade bonds, default rate forecasts for 2012 remain around historical averages, and the asset class remains attractively valued. By contrast, the market remains cautious on investment-grade corporate bonds, where the financials sector remains vulnerable to further deleveraging and large exposure to European periphery debt.

Effective security selection is becoming increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on cross-functional collaboration, gives our portfolio managers a critical edge in evaluating opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division, portfolio manager of the International Bond Fund, and chairman of the fund’s Investment Advisory Committee

Michael J. Conelius
Portfolio manager of the Emerging Markets Bond Fund and chairman of the fund’s Investment Advisory Committee

Christopher J. Rothery
Co-portfolio manager of the Emerging Markets Local Currency Bond Fund and cochairman of the fund’s Investment Advisory Committee

Andrew J. Keirle
Co-portfolio manager of the Emerging Markets Local Currency Bond Fund and cochairman of the fund’s Investment Advisory Committee

January 23, 2012

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and government interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-backed bonds in Europe, the Asia-Pacific region, and Canada.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

J.P. Morgan Government Bond Index–Emerging Markets Global Diversified: A capitalization-weighted index tracking emerging market government bonds denominated in local currencies.

Lipper averages: The average of available mutual fund performance for specified time periods in categories defined by Lipper Inc.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

SEC yield (30-day): The 30-day SEC yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Portfolio Highlights

PRICE AND YIELD

Periods Ended **International Bond Fund**	6/30/11	12/31/11
Price Per Share	$10.37	$9.74
Dividends Per Share		
For 6 months	0.13	0.13
For 12 months	0.26	0.26
SEC Yield (30-Day)	2.41%	2.16%
International Bond Fund–Advisor Class		
Price Per Share	$10.36	$9.74
Dividends Per Share		
For 6 months	0.12	0.12
For 12 months	0.23	0.23
SEC Yield (30-Day)	2.10%	1.82%
Emerging Markets Bond Fund		
Price Per Share	$13.43	$12.74
Dividends Per Share		
For 6 months	0.45	0.44
For 12 months	0.88	0.89
SEC Yield (30-Day)	5.96%	6.54%
Emerging Markets Local Currency Bond Fund		
Price Per Share	$10.10	$8.89
Dividends Per Share		
For 6 months	–	0.25
For 12 months	–	–
SEC Yield (30-Day)	4.65%	5.85%

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	5/26/11 Through 12/31/11
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[1]	0.30[2]
Net realized and unrealized loss	(1.12)
Total from investment activities	(0.82)
Distributions	
Net investment income	(0.15)
Tax return of capital	(0.14)
Total distributions	(0.29)
NET ASSET VALUE	
End of period	**$ 8.89**

Ratios/Supplemental Data

Total return[3]	**(8.36)%[2]**
Ratio of total expenses to average net assets	1.10%[2][4]
Ratio of net investment income to average net assets	5.13%[2][4]
Portfolio turnover rate	49.6%
Net assets, end of period (in thousands)	$ 40,498

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	5/26/11 Through 12/31/11
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[(1)]	0.28[(2)]
Net realized and unrealized loss	(1.12)
Total from investment activities	(0.84)
Distributions	
Net investment income	(0.15)
Tax return of capital	(0.13)
Total distributions	(0.28)
NET ASSET VALUE	
End of period	**$ 8.88**

Ratios/Supplemental Data

Total return[(3)]	(8.52)%[(2)]
Ratio of total expenses to average net assets	1.20%[(2)(4)]
Ratio of net investment income to average net assets	4.85%[(2)(4)]
Portfolio turnover rate	49.6%
Net assets, end of period (in thousands)	$ 259

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
BRAZIL 9.5%		
Government Bonds 9.5%		
Brazil Notas do Tesouro Nacional, 6.00%, 5/15/45	70,000	85
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/15	2,289,000	1,202
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	2,459,000	1,267
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	2,151,000	1,073
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/20	30,000	35
Republic of Brazil, 12.50%, 1/5/16	202,000	128
Republic of Brazil, 12.50%, 1/5/22	91,000	63
Total Brazil (Cost $4,153)		3,853
CHILE 0.3%		
Corporate Bonds 0.3%		
Codelco, 7.50%, 1/15/19 (USD)	100,000	128
Total Chile (Cost $122)		128
COLOMBIA 3.3%		
Government Bonds 3.3%		
Republic of Colombia, 7.75%, 4/14/21	506,000,000	313
Republic of Colombia, 9.85%, 6/28/27	100,000,000	74
Republic of Colombia, 12.00%, 10/22/15	1,458,000,000	966
Total Colombia (Cost $1,422)		1,353
GERMANY 1.7%		
Corporate Bonds 1.7%		
KfW International Finance, 9.25%, 10/22/12 (BRL)	1,310,000	704
Total Germany (Cost $826)		704

HUNGARY 3.2%

Government Bonds 3.2%

Republic of Hungary, 5.50%, 2/12/16	76,400,000	275
Republic of Hungary, 6.00%, 11/24/23	53,120,000	162
Republic of Hungary, 6.75%, 2/24/17	160,080,000	582
Republic of Hungary, 7.50%, 11/12/20	73,630,000	263
Total Hungary (Cost $1,719)		1,282

INDONESIA 7.5%

Government Bonds 7.5%

Republic of Indonesia, 8.25%, 7/15/21	4,659,000,000	598
Republic of Indonesia, 9.50%, 7/15/31	5,644,000,000	784
Republic of Indonesia, 9.50%, 5/15/41	933,000,000	130
Republic of Indonesia, 10.00%, 9/15/24	7,473,000,000	1,065
Republic of Indonesia, 10.00%, 2/15/28	2,807,000,000	402
Republic of Indonesia, 10.25%, 7/15/22	501,000,000	72
Total Indonesia (Cost $2,917)		3,051

LITHUANIA 0.5%

Government Bonds 0.5%

Republic of Lithuania, 7.375%, 2/11/20 (USD)	200,000	217
Total Lithuania (Cost $229)		217

MALAYSIA 4.8%

Government Bonds 4.8%

Malaysian Government, 3.814%, 2/15/17	191,000	62
Malaysian Government, 4.16%, 7/15/21	471,000	154
Malaysian Government, 4.232%, 6/30/31	575,000	185

Malaysian Government, 4.24%, 2/7/18	1,010,000	332
Malaysian Government, 4.378%, 11/29/19	2,429,000	805
Malaysian Government, 4.392%, 4/15/26	1,265,000	419
Total Malaysia (Cost $2,016)		1,957
MEXICO 12.5%		
Corporate Bonds 0.5%		
Pemex Project Funding Master Trust, 5.75%, 3/1/18 (USD)	202,000	223
		223
Government Bonds 12.0%		
Mexican Udibonos, 4.00%, 6/13/19	2,805,407	226
United Mexican States, 7.25%, 12/15/16	11,575,000	890
United Mexican States, 7.50%, 6/3/27	3,760,000	279
United Mexican States, 8.00%, 12/19/13	2,060,000	156
United Mexican States, 8.00%, 12/17/15	7,973,000	624
United Mexican States, 8.00%, 6/11/20	7,248,000	578
United Mexican States, 8.50%, 12/13/18	8,410,000	692
United Mexican States, 8.50%, 11/18/38	4,525,000	352
United Mexican States, 10.00%, 12/5/24	9,743,000	900
United Mexican States, 10.00%, 11/20/36	2,139,000	190
		4,887
Total Mexico (Cost $5,653)		5,110
PERU 4.3%		
Government Bonds 4.3%		
Republic of Peru, 6.90%, 8/12/37	1,570,000	607
Republic of Peru, 7.84%, 8/12/20 (1)	88,000	37
Republic of Peru, 7.84%, 8/12/20	1,339,000	567

TURKEY 6.4%		
Government Bonds 6.4%		
Republic of Turkey, 10.00%, 6/17/15	2,090,000	1,096
Republic of Turkey, 10.50%, 1/15/20	1,605,000	888
Republic of Turkey, 11.00%, 8/6/14	405,000	217
Republic of Turkey, Inflation-Indexed, 3.00%, 1/6/21	784,962	401
Total Turkey (Cost $2,861)		2,602
UKRAINE 0.4%		
Government Bonds 0.4%		
Government of Ukraine, 6.58%, 11/21/16 (USD)	200,000	176
Total Ukraine (Cost $200)		176
VIETNAM 0.5%		
Government Bonds 0.5%		
Socialist Republic of Vietnam, 6.875%, 1/15/16 (USD)	200,000	207
Total Vietnam (Cost $211)		207
SHORT-TERM INVESTMENTS 5.9%		
Money Market Funds 3.9%		
T. Rowe Price Reserve Investment Fund, 0.08% (2)(3)	1,610,961	1,611
		1,611
U.S. Treasury Obligations 2.0%		
U.S. Treasury Notes, 1.375%, 2/15/12	800,000	801
		801
Total Short-Term Investments (Cost $2,412)		2,412

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays	2/16/12	PLN	4,060	USD	1,227	(55)
Barclays	2/16/12	USD	338	BRL	619	10
Citibank	2/16/12	USD	203	JPY	15,616	—
Credit Suisse First Boston	2/16/12	COP	357,236	USD	184	1
Credit Suisse First Boston	2/16/12	PLN	801	USD	235	(4)
Credit Suisse First Boston	2/16/12	USD	1,224	BRL	2,224	43
Credit Suisse First Boston	2/16/12	USD	336	COP	644,364	2
Credit Suisse First Boston	2/16/12	USD	1,136	PEN	3,098	(9)
Credit Suisse First Boston	2/16/12	ZAR	1,301	USD	153	7
Deutsche Bank	2/16/12	USD	1,426	EUR	1,054	62
Goldman Sachs	2/16/12	BRL	333	USD	176	1
Goldman Sachs	2/16/12	HUF	112,011	USD	477	(18)
JPMorgan	1/17/12	KRW	688,110	USD	581	16
JPMorgan	1/17/12	USD	205	KRW	233,290	3
JPMorgan	1/17/12	USD	538	KRW	624,756	(4)
JPMorgan	1/20/12	IDR	4,759,504	USD	528	(4)
JPMorgan	1/20/12	USD	201	IDR	1,824,075	—
JPMorgan	1/20/12	USD	117	IDR	1,079,910	(2)
JPMorgan	2/16/12	BRL	355	USD	185	4
JPMorgan	2/16/12	BRL	309	USD	165	(1)
JPMorgan	2/16/12	CLP	38,754	USD	77	(3)
JPMorgan	2/16/12	COP	792,543	USD	407	4
JPMorgan	2/16/12	COP	128,975	USD	67	—
JPMorgan	2/16/12	EUR	614	USD	814	(19)
JPMorgan	2/16/12	HUF	189,127	USD	811	(37)
JPMorgan	2/16/12	IDR	4,063,130	USD	445	1
JPMorgan	2/16/12	MXN	3,322	USD	238	(1)
JPMorgan	2/16/12	PEN	68	USD	25	—
JPMorgan	2/16/12	PEN	132	USD	49	—
JPMorgan	2/16/12	PHP	10,117	USD	229	1
JPMorgan	2/16/12	PLN	38	USD	11	—
JPMorgan	2/16/12	PLN	441	USD	131	(4)
JPMorgan	2/16/12	THB	40,399	USD	1,297	(20)
JPMorgan	2/16/12	TRY	114	USD	60	—
JPMorgan	2/16/12	TRY	680	USD	359	(4)
JPMorgan	2/16/12	USD	390	BRL	729	3
JPMorgan	2/16/12	USD	466	EUR	346	18
JPMorgan	2/16/12	USD	368	HUF	85,122	20
JPMorgan	2/16/12	USD	258	JPY	20,144	(4)
JPMorgan	2/16/12	USD	521	MXN	7,205	6
JPMorgan	2/16/12	USD	504	PHP	21,870	6
JPMorgan	2/16/12	USD	266	PLN	895	7

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $43,027)	$	39,646
Interest receivable		847
Unrealized gain on forward currency exchange contracts		275
Foreign currency (cost $260)		259
Receivable for shares sold		180
Receivable for investment securities sold		41
Due from affiliates		23
Cash deposits on futures contracts		18
Other assets		49
Total assets		41,338
Liabilities		
Unrealized loss on forward currency exchange contracts		218
Payable for investment securities purchased		192
Payable for shares redeemed		57
Investment management fees payable		26
Due to affiliates		20
Other liabilities		68
Total liabilities		581
NET ASSETS	$	40,757
Net Assets Consist of:		
Overdistributed net investment income	$	(188)
Accumulated undistributed net realized loss		(809)
Net unrealized loss		(3,366)
Paid-in capital applicable to 4,584,269 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized		45,120
NET ASSETS	$	40,757

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Currency Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has two classes of shares: the Emerging Markets Local Currency Bond Fund original share class, referred to in this report as the Investor Class, offered since May 26, 2011, and the Emerging Markets Local Currency Bond Fund–Advisor Class (Advisor Class), offered since May 26, 2011. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; no such fees were incurred during the period ended December 31, 2011. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal period ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended December 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended December 31, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 34% and 39% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. At its election, the fund may also hold additional U.S. dollars and foreign currencies in an account with the broker to settle future variation margin obligations. All cash and currencies held by the broker for initial margin or future settlements are reflected as deposits on futures contracts on the accompanying Statement of Assets and Liabilities. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin, if any. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the period ended December 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 2% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2011, approximately 92% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At December 31, 2011, approximately 16% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $49,718,000 and $9,019,000, respectively, for the period ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of net currency losses. For the period ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the period ended December 31, 2011 were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts for tax purposes. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, have no expiration. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $129,000 were waived and expenses in the amount of $43,000 were reimbursed by Price Associates during the period ended December 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $172,000 remain subject to repayment at December 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the period ended December 31, 2011, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $18,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,179,063 shares of the Investor Class and 25,084 shares of the Advisor Class, aggregating 26% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Markets Local Currency Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Local Currency Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011); Portfolio Manager of Africa and Middle
East portfolios and other emerging markets
strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	Director and President–International Fixed
Executive Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., T. Rowe
Price, and T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012